UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2009

PHARMASSET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33428	98-0406340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303-A College Road East Princeton, NJ	08540
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 613-4100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 25, 2009, F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. (collectively, “Roche”), InterMune, Inc., and Pharmasset, Inc. (the “Company”) issued a press release announcing the first results from their innovative, interferon-free regimen of direct acting antiviral (“DAA”) combination therapy for the treatment of patients chronically infected with the hepatitis C virus (“HCV”). The study combined two oral DAAs, R7227 (also known as ITMN-191) and R7128, for the first time in patients. There were no serious adverse events reported during the 14 days of dosing and the reductions in levels of HCV RNA were significant. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and incorporated by reference into this Current Report on Form 8-K. The press release shall be deemed filed with, and not furnished to, the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1*	Pharmasset, Inc. Press Release dated April 25, 2009.

*	Pursuant to General Instruction B.2 of Form 8-K, the information contained in Exhibit 99.1 shall be deemed filed with, and not furnished to, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMASSET, INC.

Date: April 29, 2009	By:	/s/ Kurt Leutzinger
	Name:	Kurt Leutzinger
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Pharmasset, Inc. Press Release dated April 25, 2009.